BALANCE SHEET VALUES OF FINANCIAL ASSETS AND LIABILITIES BY MEASUREMENT CATEGORIES - Schedule of financial assets and liabilities per measurement category (Details) - USD ($) $ in Millions	Dec. 31, 2025	Dec. 31, 2024
FINANCIAL ASSETS
Amortized cost	$ 1,596.2	$ 1,157.8
Fair value through profit or loss	10.8	5.6
Fair value through OCI	86.3	89.9
Total	1,693.3	1,253.3
FINANCIAL LIABILITIES
Amortized cost	3,367.9	2,716.9
Fair value through profit or loss	26.0	8.0
Fair value through OCI	65.4	16.1
Total	$ 3,459.3	$ 2,741.0